FBL Financial Group Announces Leadership Appointments
Daniel M. Koster Named Vice President - Marketing & Agency Services
Ronald L. Mead Named Vice President - Sales & Distribution
Jay W. Seiboldt Named Chief Operating Officer - Property Casualty Companies

West Des Moines, Iowa, February 17, 2020 - FBL Financial Group, Inc. (NYSE: FFG) today announced the appointment of three individuals to its executive management team: Daniel M. (Dan) Koster as Vice President - Marketing & Agency Services; Ronald L. (Ron) Mead as Vice President - Sales & Distribution; and Jay W. Seiboldt as Chief Operating Officer - Property Casualty Companies. They will report directly to Chief Executive Officer Daniel D. Pitcher. These appointments are effective March 1, 2020.

Commenting on this announcement, Chief Executive Officer Daniel D. Pitcher, said, “Dan, Ron and Jay are all proven leaders with FBL Financial Group, for both life insurance and our managed property casualty companies. They have extensive experience in several areas: sales, operations, and marketing. With these appointments, FBL’s executive management team is established and well-rounded with valued experience and deep roots in Farm Bureau. We are well positioned to move Farm Bureau Financial Services forward to fulfill our purpose of protecting livelihoods and futures.”

Koster, 52, is appointed Vice President - Marketing & Agency Services. In this role, he will have responsibility for agent support, client/member experience and marketing for the company’s brand Farm Bureau Financial Services. Koster currently serves as FBL Financial Group’s Vice President Marketing & Sales Services, a position he has held since 2015. He has held various marketing positions since joining FBL Financial Group in 1998. Prior to FBL, Koster held marketing and research positions with Wells Fargo Financial, Pioneer Hi-Bred and Wells Fargo Card Services. He holds a bachelor’s degree in marketing and a master’s degree in agricultural economics, both from Iowa State University.

Mead, 49, is appointed Vice President - Sales & Distribution. In this role, he will have overall responsibility for sales and distribution through FBL’s Farm Bureau Financial Services multiline exclusive agency force. Mead currently serves as FBL Financial Group’s Vice President Personal Lines & Agriculture, a position he has held since 2013. He has held various claims, operations and sales roles including Regional Vice President, and Business Unit Vice President since joining FBL Financial Group in 1992. He holds a bachelor’s degree in business administration-finance and a master’s of business administration degree, both from the University of Nebraska-Lincoln. He is a Chartered Property Casualty Underwriter (CPCU) and a LIMRA Leadership Institute Fellow (LLIF). He serves on the National Association of Mutual Insurance Companies (NAMIC) Property Casualty Conference Board as vice chairman.

Seiboldt, 60, is appointed Chief Operating Officer - Property Casualty Companies for FBL Financial Group’s managed property casualty insurance companies. In this role, he will have overall responsibility for pricing, underwriting, claims and operations for commercial, personal and agricultural lines. Seiboldt currently serves as Vice President - Property Casualty Companies, a position he has held since 2019. He has held various claims, operations and sales roles including Vice President - Claims, and Regional Vice President since joining FBL Financial Group in 1981. He holds a bachelor’s degree in political science and government from the University of Nebraska-Lincoln and is a Chartered Property Casualty Underwriter (CPCU).

FBL Financial Group is a holding company with the purpose to protect livelihoods and futures. Operating under the consumer brand name Farm Bureau Financial Services, its affiliates offer a broad range of life insurance, annuity and investment products distributed by multiline exclusive Farm Bureau agents. Helping complete the financial services offering, advisors offer wealth management and financial planning services. In addition, FBL Financial Group manages all aspects of two Farm Bureau affiliated property-casualty insurance companies for a management fee. Headquartered in West Des Moines, Iowa, FBL Financial Group is traded on the New York Stock Exchange under the symbol FFG. For more information, please visit www.fblfinancial.com and www.fbfs.com.

Investor Relations Contact
Kathleen Till Stange, Vice President Corporate & Investor Relations
(515) 226-6780, Kathleen.TillStange@FBLFinancial.com